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              TERMINATION OF OPTION TO PURCHASE


     AND NOW, this 16th day of March 1998, this Termination of Option to Purchase is hereby entered into between Mark Centers Limited Partnership, with offices located at 600 Third Avenue, Kingston, Pennsylvania 18704 and Marvin L. Slomowitz, Trustee, 600 Third Avenue, Kingston, Pennsylvania 18704.

                         WITNESSETH:

     In consideration of the sum of One Dollar ($1.00) and of the mutual covenants contained herein, the parties hereto agree as follows: That Mark Centers Limited Partnership hereby agrees to terminate its Option to Purchase as set forth in the records of Union County in Records Book 478 at Page 76 and 499 at Page 105 and that this termination can be recorded of record in Union County.

     IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have set their hands and seals on the day and year first above written.

                         MARK CENTERS LIMITED PARTNERSHIP
ATTEST              By:  Mark Centers Trust, its General Partner
/s/Jon Grisham           /s/ David S. Zook
                         David S. Zook
                         Executive Vice President

WITNESS:
/s/ Isobel C. Slomowitz  /s/Marvin L. Slomowitz
                         Marvin L. Slomowitz, Trustee











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                       ACKNOWLEDGEMENT


COMMONWEALTH OF PENNSYLVANIA
COUNTY OF LUZERNE


     On this 16th day of March, 1998, before me, a Notary Public, duly commissioned and qualified in and for the Commonwealth and County aforesaid, personally appeared DAVID S. ZOOK, Executive Vice President of MARK CENTERS TRUST, General Partner of MARK CENTERS LIMITED PARTNERSHIP, a limited partnership, and that he as such Executive Vice President, being authorized to so do, executed the foregoing instrument for the purposes therein contained, by signing the name of the partnership by himself as Executive Vice President.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                   /s/ Diane Policare
                                   Diane Policare, Notary Public


My Commission Expires:

March 18, 2000